Exhibit 99.2

VBI Vaccines Announces Pricing of $18 Million Public Offering and $3 Million Concurrent Registered Direct Offering

Approximately $21 million in gross proceeds from underwritten public offering and concurrent registered direct offering add to upfront payment from Brii Biosciences for a combined $33 million to be received by VBI

CAMBRIDGE, Mass. (July 6, 2023) – VBI Vaccines Inc. (NASDAQ: VBIV) (VBI or the Company), a biopharmaceutical company driven by immunology in the pursuit of powerful prevention and treatment of disease, today announced the pricing of its previously announced underwritten public offering of 10,909,091 common shares and accompanying common warrants to purchase up to 10,909,091 common shares, and its concurrent registered direct offering of 1,818,182 common shares and accompanying common warrants to purchase up to 1,818,182 common shares, at a combined public offering price of $1.65 per share and accompanying common warrant. The accompanying common warrants have an exercise price of $1.65 per share and expire five years from the date of issuance. VBI also granted the underwriters a 30-day option to purchase up to an additional 1,636,363 common shares and/or common warrants to purchase up to 1,636,363 common shares offered in the underwritten public offering. The gross proceeds from the underwritten public offering, before deducting underwriting discounts and commissions and other estimated offering expenses, are expected to be approximately $18 million, excluding any exercise of the underwriters’ option to purchase additional common shares and/or common warrants to purchase common shares, and the gross proceeds from the concurrent registered direct offering are expected to be approximately $3 million. All of the securities to be sold in the offerings are being offered by VBI. The offerings are expected to close on or about July 10, 2023, subject to satisfaction of customary closing conditions.

Raymond James & Associates, Inc. is acting as the sole book-running manager for the underwritten public offering. Newbridge Securities Corporation is acting as the lead manager for the underwritten public offering. The registered direct offering is being made without an underwriter or a placement agent.

VBI intends to use the net proceeds from both offerings for the commercialization activities for PreHevbrio® [Hepatitis B Vaccine (Recombinant)] in the United States, Europe, and Canada; manufacturing of PreHevbrio and clinical materials for its pipeline programs; and ongoing activities related to its development stage candidates, including VBI-1901 (glioblastoma) and VBI-2901 (coronaviruses). The net proceeds will also be used for general corporate purposes, including working capital and capital expenditures.

A shelf registration statement on Form S-3 (File No. 333-267109) relating to these securities was previously filed with the Securities and Exchange Commission (“SEC”) on August 26, 2022 and declared effective on September 6, 2022. A preliminary prospectus supplement and accompanying prospectus relating to the underwritten public offering was filed with the SEC and is available on the SEC’s website at www.sec.gov. A final prospectus supplement and accompanying prospectus relating to the underwritten offering, as well as a final prospectus supplement and accompanying prospectus relating to the registered direct offering, will each be filed with the SEC and available on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement (when available) and accompanying prospectus may be obtained from Raymond James & Associates, Inc., Attention: Equity Syndicate, 880 Carillon Parkway, St. Petersburg, Florida 33716, by telephone at (800) 248-8863, or by e-mail at prospectus@raymondjames.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any offer, if at all, will be made only by means of the prospectus supplement and accompanying prospectus forming a part of the effective registration statement.

About PreHevbrio®

PreHevbrio is the only 3-antigen hepatitis B vaccine, comprised of the three hepatitis B surface antigens of the hepatitis B virus – S, pre-S1, and pre-S2. It is approved for use in the United States, European Union/European Economic Area, United Kingdom, Canada, and Israel. The brand names for this vaccine are: PreHevbrio® (US/Canada), PreHevbri® (EU/EEA/UK), and Sci-B-Vac® (Israel).

Please visit www.PreHevbrio.com for U.S. Important Safety Information for PreHevbrio® [Hepatitis B Vaccine (Recombinant)], or please see U.S. Full Prescribing Information.

U.S. Indication

PreHevbrio is indicated for prevention of infection caused by all known subtypes of hepatitis B virus. PreHevbrio is approved for use in adults 18 years of age and older.

U.S. Important Safety Information (ISI)

Do not administer PreHevbrio to individuals with a history of severe allergic reaction (e.g. anaphylaxis) after a previous dose of any hepatitis B vaccine or to any component of PreHevbrio.

Appropriate medical treatment and supervision must be available to manage possible anaphylactic reactions following administration of PreHevbrio.

Immunocompromised persons, including those on immunosuppressant therapy, may have a diminished immune response to PreHevbrio.

PreHevbrio may not prevent hepatitis B infection, which has a long incubation period, in individuals who have an unrecognized hepatitis B infection at the time of vaccine administration.

The most common side effects (> 10%) in adults age 18-44, adults age 45-64, and adults age 65+ were pain and tenderness at the injection site, myalgia, fatigue, and headache.

There is a pregnancy exposure registry that monitors pregnancy outcomes in women who received PreHevbrio during pregnancy. Women who receive PreHevbrio during pregnancy are encouraged to contact 1-888-421-8808 (toll-free).

To report SUSPECTED ADVERSE REACTIONS, contact VBI Vaccines at 1-888-421-8808 (toll-free) or VAERS at 1-800-822-7967 or www.vaers.hhs.gov.

Please see Full Prescribing Information.

About VBI Vaccines Inc.

VBI Vaccines Inc. (“VBI”) is a biopharmaceutical company driven by immunology in the pursuit of powerful prevention and treatment of disease. Through its innovative approach to virus-like particles (“VLPs”), including a proprietary enveloped VLP (“eVLP”) platform technology, VBI develops vaccine candidates that mimic the natural presentation of viruses, designed to elicit the innate power of the human immune system. VBI is committed to targeting and overcoming significant infectious diseases, including hepatitis B, coronaviruses, and cytomegalovirus (CMV), as well as aggressive cancers including glioblastoma (“GBM”). VBI is headquartered in Cambridge, Massachusetts, with research operations in Ottawa, Canada, and a research and manufacturing site in Rehovot, Israel.

Website Home: http://www.vbivaccines.com/

News and Resources: http://www.vbivaccines.com/news-and-resources/

Investors: http://www.vbivaccines.com/investors/

Cautionary Statement on Forward-looking Information

Certain statements in this press release that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). The Company cautions that such forward-looking statements involve risks and uncertainties that may materially affect the Company’s results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the satisfaction of the closing conditions; prevailing market conditions; the anticipated use of the proceeds of the offering which could change as a result of market conditions or for other reasons; the impact of general economic, industry or political conditions in the United States or internationally; the impact of the COVID-19 pandemic and the continuing effects of the COVID-19 pandemic on our clinical studies, manufacturing, business plan, and the global economy; the ability to successfully manufacture and commercialize PreHevbrio/PreHevbri; the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of pipeline candidates and the commercialization of PreHevbrio/PreHevbri; the ability to obtain appropriate or necessary regulatory approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the Company’s ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the Company’s products. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company’s filings with the SEC and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the SEC on March 13, 2023, and filed with the Canadian security authorities at sedar.com on March 13, 2023, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, and in the final prospectus supplement and accompanying prospectus relating to the underwritten public offering to be filed with the SEC. Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. All such forward-looking statements made herein are based on our current expectations and we undertake no duty or obligation to update or revise any forward-looking statements for any reason, except as required by law.

VBI Contact

Nicole Anderson

Director, Corporate Communications & IR

Phone: (617) 830-3031 x124

Email: IR@vbivaccines.com